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                                                                    EXHIBIT 23.1


                       Consent of Independent Accountants


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-17277 and No. 333-15163) of DePuy, Inc. of our report dated February 21, 1997 appearing in this Annual Report on Form 10-K.


Price Waterhouse LLP


Indianapolis, Indiana
March 28, 1997